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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 2, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775

                             AVIATION SALES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                               65-0665658
(STATE OR OTHER JURISDICTION OF                              (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                               6905 NW 25TH STREET
                              MIAMI, FLORIDA 33122
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (305) 592-4055
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS.

       On November 2, 1999, Aviation Sales Company (the "Company") issued a press release stating that the Company has adopted a shareholders rights plan. A copy of the press release is attached to this Form 8-K as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits.

                  EXHIBIT NO.     DESCRIPTION
                  -----------     -----------
                      99          Press Release of the Company dated
                                  November 2, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  AVIATION SALES COMPANY

                                                  /S/ DALE S. BAKER
                                                  -----------------------------
Date: November 5, 1999                           Dale S. Baker, President

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                                 EXHIBIT INDEX

                  EXHIBIT NO.     DESCRIPTION
                  -----------     -----------
                      99          Press Release of the Company dated
                                  November 2, 1999